UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2005

CCC Information Services Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000 – 28600	54-1242469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Trade Center Chicago

444 Merchandise Mart

Chicago, Illinois 60654

(Address of Principal Executive Offices)

312-222-4636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 1, 2005, CCC Information Services Inc., a subsidiary of CCC Information Services Group Inc. (Nasdaq: CCCG), announced that ChoiceParts, LLC and its three founding companies, including CCC, have signed a settlement agreement with the defendants in an antitrust case brought by ChoiceParts in federal court. A copy of the press release issued by CCC with respect to this matter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued September 1, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2005	CCC INFORMATION SERVICES GROUP INC.

	By:	/s/ Githesh Ramamurthy
Githesh Ramamurthy
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued September 1, 2005.